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EXHIBIT 10.14

                                 PACIFIC ENERGY



                                February 15, 2007



SWEPI LP
200 North Dairy Ashford
Houston, Texas  77079
Attention:  Mr. Spencer Cearley
            Onshore Land

Wolverine Gas and Oil Corporation
Richard D. Moritz, Vice President - Land
One Riverfront Plaza - 55 Campau NW
Grand Rapids, Michigan  49503-2616

         Re:      Second Amendment to Participation Agreement
                  Modification of Definitions of Earning Depth and Performance Green River Basin, Wyoming
                  Contract #:  C-WY-035-050100

Gentlemen:

         We hereby propose the Second Amendment to that certain Participation Agreement dated August 30, 2005 by and between SWEPI LP ("Shell"), Wolverine Gas and Oil Corporation ("Wolverine"), and Pacific Energy Resources Limited ("Pacific") for the Pacific Creek Prospect, located in the Green River Basin, Wyoming. This Second Amendment will modify and amend certain definitions in the Participation Agreement as follows:

                  First Well: Pacific Palidin #15-18 "Earning Depth" shall mean a minimum vertical depth of thirteen thousand eight hundred fifty (13,850) feet beneath the surface.

                  Second Well: Ranger-1 "Earning Depth" shall mean minimum true vertical depth of 16,500 feet or a depth sufficient to penetrate the base of the Blair Formation, whichever is deeper.

                  "Performance," "Performing," or "Performed" shall mean Pacific shall have, pursuant to the terms and conditions of the JOA and this
         Agreement: (i) made the Seismic Payment upon execution of this Agreement; and (ii) funded the drilling, testing and completion of the Test Wells to the Earning Depth as revised herein.


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         Except as otherwise provided in this Second Amendment, all other terms and conditions of the Participation Agreement, as amended by the First Amendment dated October 31, 2006, shall remain in full force and effect.

         If you concur with this proposed Amendment, please sign and return one copy of this letter to the above address. If you have any questions or comments, please call me at (562) 628-1531.

                                                     Sincerely,

                                                     /s/ Darren Katic

                                                     Darren Katic
                                                     President


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Agreed to and accepted this 16th day of Feb., 2007

SWEPI LP


By: /S/ B. D. GRIFFIN
    ----------------------------------------

Title:  Attorney-in-Fact


Wolverine Gas and Oil Corporation

By: /S/ RICHARD D. MORITZ, VICE PRESIDENT
    ----------------------------------------
         Richard D. Moritz

Title:   Vice President

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